UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

June 3, 2013 (May 31, 2013)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	30407	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703		(608) 443-1600
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sonic Foundry, Inc. (the “Company”) announced today that the Company and its wholly-owned subsidiary, Sonic Foundry Media Systems, Inc. (“SFMS”) entered into a First Amendment to Second Amended and Restated Loan and Security Agreement (the “First Amendment”) with Silicon Valley Bank (“Silicon Valley”) on May 31, 2013. Under the First Amendment: (i) the Revolving Loan Maturity Date (as defined) is extended from October 1, 2013 to October 1, 2015, (ii) the interest rate on the revolving line of credit is decreased so that interest will accrue at the per annum rate of three quarters of one percent (0.75%) above the Prime Rate (as defined), provided that Sonic Foundry maintains an Adjusted Quick Ratio (as defined) of greater than 2.0 to 1.0, or one-and-one quarter percent (1.25%) above the Prime Rate, if Sonic Foundry does not maintain an Adjusted Quick Ratio of greater than 2.0 to 1.0, (iii) the interest rate on the Unused Revolving Loan Facility Fee (as defined) is decreased to seventeen and one-half hundredths of one percent (0.175%), and (iv) the restriction on the ability of Sonic Foundry to repurchase up to $1,000,000 of its common stock is removed.

A copy of the First Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary above is qualified by reference to the entire document.

Item 8.01.	Other Events.

The Company also announced today that its Board of Directors authorized a $1 million common stock repurchase program, effective immediately. Under the program, the Company’s common shares may be repurchased in open market transactions or in privately negotiated transactions. The exact amount and timing of any purchases will depend on a number of factors, including trading price, trading volume and general market conditions. The repurchase program may be suspended or discontinued at any time.

The text of the Company’s press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to the Second Amended and Restated Loan and Security Agreement entered into as of May 31, 2013 among registrant, SFMS and Silicon Valley Bank.

99.1	Press release concerning amendment to Second Amended and Restated Loan and Security Agreement and authorization of stock buyback program.

EXHIBIT LIST

NUMBER	DESCRIPTION

10.1	First Amendment to the Second Amended and Restated Loan and Security Agreement entered into as of May 31, 2013 among registrant, SFMS and Silicon Valley Bank.

99.1	Press release concerning financial results for the fiscal quarter ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

June 3, 2013	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer